                       REGISTERED FIXED ACCOUNT OPTION


                              POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


         That I, MICHAEL A. CARPENTER, of Greenwich, Connecticut, Director and Chairman of the Board, President and Chief Executive Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed annuity contracts to be offered by The Travelers Insurance Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of August, 1996.



                                          /s/Michael A. Carpenter
                                          Director and Chairman of the Board,
                                          President and Chief Executive Officer
                                          The Travelers Insurance Company

                        REGISTERED FIXED ACCOUNT OPTION


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


         That I, JAY S. BENET, of West Hartford, Connecticut, director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed annuity contracts to be offered by The Travelers Insurance Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of August, 1996.



                                        /s/Jay S. Benet
                                        Director
                                        The Travelers Insurance Company

                        REGISTERED FIXED ACCOUNT OPTION


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


         That I, GEORGE C. KOKULIS, of Simsbury, Connecticut, director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed annuity contracts to be offered by The Travelers Insurance Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of August, 1996.



                                        /s/George C. Kokulis
                                        Director
                                        The Travelers Insurance Company

                        REGISTERED FIXED ACCOUNT OPTION


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


         That I, ROBERT I. LIPP, of Scarsdale, New York, director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed annuity contracts to be offered by The Travelers Insurance Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of August, 1996.



                                        /s/Robert I. Lipp
                                        Director
                                        The Travelers Insurance Company

                        REGISTERED FIXED ACCOUNT OPTION


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


         That I, KATHERINE M. SULLIVAN, of Longmeadow, Massachusetts, Director, Senior Vice President and General Counsel of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed annuity contracts to be offered by The Travelers Insurance Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of August, 1996.



                                        /s/Katherine M. Sullivan
                                        Director, Senior Vice President and
                                        General Counsel
                                        The Travelers Insurance Company

                        REGISTERED FIXED ACCOUNT OPTION


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


         That I, MARC P. WEILL, of New York, New York, director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed annuity contracts to be offered by The Travelers Insurance Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of August, 1996.



                                        /s/Marc P. Weill
                                        Director
                                        The Travelers Insurance Company

                        REGISTERED FIXED ACCOUNT OPTION


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         That I, IAN R. STUART, of East Hampton, Connecticut, Director, Vice President, Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed annuity contracts to be offered by The Travelers Insurance Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of August, 1996.



                              /s/Ian R. Stuart
                              Director, Vice President, Chief Financial Officer, Chief Accounting Officer and Controller
                              The Travelers Insurance Company